Exhibit 10.32

FIRST AMENDMENT TO

STOCKHOLDERS’ AGREEMENT

THIS FIRST AMENDMENT TO STOCKHOLDERS’ AGREEMENT (the “First Amendment”) is made as of the 26th day of June, 2008 among Vestar Capital Partners IV, L.P. (“VCP”), Vestar Cup Investment, LLC (“Vestar Investment”), Vestar Cup Investment II, LLC (“Vestar Investment II”), SCC Holding Company LLC (“Holdings LLC”), Solo Cup Company (“New Solo”), Solo Cup Investment Corporation (the “Company”) and the parties identified on the signature pages hereto as Management Investors (the “Management Investors”) (VCP, Vestar Investment, Vestar Investment II, Holdings LLC, New Solo, the Company and the Management Investors, collectively, the “Parties”).

RECITALS

A. The Parties are each a party to that certain Stockholders’ Agreement dated as of February 27, 2004 (the “Original Agreement”). Capitalized terms not otherwise defined in this First Amendment shall have that meaning specified in the Original Agreement.

B. The Parties have agreed to amend the Original Agreement as more fully set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1. The foregoing recitals stated above are incorporated herein by reference.

2. Section 1.2 of the Original Agreement is hereby amended to add a new definition “Outside Director” to appear after the defined term “Other Capital Stock Equivalents” and before the defined term “Participating Dividend” as follows:

“OUTSIDE DIRECTOR” shall mean a VCP Director that is not an employee, manager, partner, trustee, member, director or officer of VCP, Vestar Investment or Vestar Investment II.

3. Section 2.5(d) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

(d) FEES. Fees may be paid to any Outside Director(s) serving on the Board, the New Solo Board or the board of directors of any Subsidiary provided that such fees may not exceed an aggregate annual amount of $100,000 and further provided that this provision shall not prohibit reimbursement of reasonable out-of-pocket expenses incurred by any Director in connection with attendance at each meeting of the Board and the New Solo Board

3. This Amendment is binding upon and inures the benefit of the heirs, successors and assigns of the Parties hereto, as applicable, and shall become effective on the date set forth above.

4. Each of the Parties represents and warrants that the individual signing this Amendment on its behalf has the requisite authority to bind such party.

5. This Amendment may be executed in any number of original counterparts. Any such counterpart, when executed, shall constitute an original of this Amendment, and all such counterparts together shall constitute one and the same Amendment.

6. Except as provided herein, in all other respects said Original Agreement shall remain in full force and effect.

[Signature page follows]

Signature Page to Amendment

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment or caused this Amendment to be executed on its behalf as of the date first written above.

SOLO CUP INVESTMENT CORPORATION

By:	/s/ Robert M. Korzenski
Name:	Robert M. Korzenski
Title:	Chief Executive Officer and President

SCC HOLDING COMPANY LLC

By:	/s/ Robert L. Hulseman
Name:	Robert L. Hulseman
Title:	Chairman and Chief Executive Officer

SOLO CUP COMPANY

By:	/s/ Robert M. Korzenski
Name:	Robert M. Korzenski
Title:	Chief Executive Officer and President

VESTAR CAPITAL PARTNERS IV, L.P.

By:	Vestar Associates IV, L.P., its general partner

By:	Vestar Associates Corporation IV, its general partner

By:	/s/ Daniel S. O’Connell
Name:	Daniel S. O’Connell
Title:	Chief Executive Officer

Signature Page to Amendment

VESTAR CUP INVESTMENT, LLC

By:	Vestar Capital Partners IV, L.P., its managing member

By:	Vestar Associates IV, L.P., its general partner

By:	Vestar Associates Corporation IV, its general partner

By:	/s/ Daniel S. O’Connell
Name:	Daniel S. O’Connell
Title:	Chief Executive Officer

VESTAR CUP INVESTMENT II, LLC

By:	Vestar Capital Partners IV, L.P., its managing member

By:	Vestar Associates IV, L.P., its general partner

By:	Vestar Associates Corporation IV, its general partner

By:	/s/ Daniel S. O’Connell
Name:	Daniel S. O’Connell
Title:	Chief Executive Officer

MANAGEMENT INVESTORS:

/s/ Robert M. Korzenski
Robert M. Korzenski

/s/ Thomas A. Pasqualini
Thomas A. Pasqualini

/s/ Jan Stern Reed
Jan Stern Reed

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